                                                             File Nos. 333-63546
                                                                       811-10423

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                Pre-Effective Amendment No.  _____                      [ ]

                Post-Effective Amendment No.  6                         [X]


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


                Amendment No. 8                                         [X]

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                SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

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                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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It is proposed that this filing will become effective (check appropriate box):


[ ] immediately upon filing pursuant        [ ] on (date) pursuant to
    to paragraph (b)                            paragraph (a)(1)

[ ] on (date) pursuant to paragraph (b)     [ ] 75 days after filing pursuant to
                                                paragraph (a)(2)

[X] 60 days after filing pursuant           [ ] on (date) pursuant to paragraph
    to paragraph (a)(1)                         (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS

                                                               February 1, 2005

Seligman
Investment Grade
Fixed Income Fund, Inc.
          Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk
The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.


TXIG1 2/05

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



 THE FUND

       Investment Objectives.......................................          1

       Principal Investment Strategies.............................          1

       Principal Risks.............................................          2

       Portfolio Holdings..........................................          4

       Past Performance............................................          4

       Fees and Expenses...........................................          6

       Management..................................................          7

 SHAREHOLDER INFORMATION

       Deciding Which Class of Shares to Buy.......................         11

       Pricing of Fund Shares......................................         16

       Opening Your Account........................................         16

       How to Buy Additional Shares................................         17

       How to Exchange Shares Among the Seligman Mutual Funds......         18

       How to Sell Shares..........................................         18

       Important Policies That May Affect Your Account.............         20

       Dividends and Capital Gain Distributions....................         21

       Frequent Trading of Fund Shares.............................         21

       Taxes.......................................................         23

       The Seligman Mutual Funds...................................         24

 FINANCIAL HIGHLIGHTS..............................................         26

 HOW TO CONTACT US.................................................         28

 FOR MORE INFORMATION.............................................. back cover

The Fund

Investment Objectives

The Fund seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will normally invest at least 80% of its net assets in a diversified portfolio of investment grade fixed-income securities. The Fund may invest in securities of any duration.

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody's Investors Service ("Moody's") or by Standard & Poor's Ratings Services ("S&P"), or, if unrated, deemed by the Fund's manager to be of comparable quality. They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

The Fund may invest up to 20% of its net assets in debt securities rated Ba by Moody's or BB by S&P, or, if unrated, debt securities deemed by the Fund's manager to be of comparable quality. These high-yield, high-risk, medium to lower quality bonds and notes, as well as those rated lower, are commonly referred to as "junk bonds." The Fund will not invest in junk bonds rated below Ba by Moody's or BB by S&P, or, if unrated, junk bonds deemed by the Fund's manager to be of comparable quality.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities"). The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 10% of its net assets in non-US dollar-denominated fixed-income securities of US or foreign issuers.

The Fund's investment limitations and Moody's and S&P ratings restrictions will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

The Fund's investment approach combines macroeconomic analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. The Fund's manager considers trends in the fixed-income market and evaluates long-term trends in interest rates. Generally, if the Fund's manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the Fund's manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities (securities with longer maturities typically offer higher yields but are subject to greater price volatility than securities with shorter maturities). In considering how much of the Fund's assets to invest in any fixed-income market sector, the manager will look at the relative value offered by the specific sectors. In selecting individual securities for the Fund, the Fund's manager evaluates each security's particular characteristics, such as duration, yield, quality, and relative value.

The Fund generally sells securities when the Fund's manager believes that: the direction of long-term interest rates is changing; credit quality is deteriorating; better opportunities exist in the market; or yield spreads have become too narrow to justify the added volatility of securities with longer maturities; or when the Fund must meet cash requirements.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional securities). The Fund may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objectives.


The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."


There is no guarantee that the Fund will achieve its objectives.

Principal Risks

The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. The principal factors that may affect the value of the Fund's securities holdings are: (i) changes in interest rates, (ii) the credit worthiness of the issuers of securities held by the Fund, (iii) unanticipated prepayment, and (iv) the decline of the bond market.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.


INTEREST-RATE RISK. Changes in market interest rates will affect the value of securities held by the Fund. Generally, the market value of fixed-income securities moves in the opposite direction of interest rates; the market value decreases when interest rates rise and increases when interest rates fall. The Fund's net asset value per share generally moves in the same direction as the market value of the securities that it holds. Therefore, if interest rates rise, you should expect the Fund's net asset value per share to fall.


Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Fund holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of a shorter duration.

CREDIT RISK. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a fixed-income security would not be able to make interest and principal payments. If the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Fund is required to invest at least 80% of its net assets in securities rated investment grade, there is no guarantee that these securities are free from credit risk. Ratings by Moody's and S&P are generally accepted measures of credit risk. However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between a change in an issuer's circumstances and the time its rating is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

PREPAYMENT RISK. Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

MARKET RISK. Fixed income securities are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds depends on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

The Fund is also subject to the following risks:

JUNK-BOND RISK. Junk bonds in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade securities. Junk bonds have a greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's investment grade securities will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated junk bonds is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Junk bonds, like investment grade securities, are traded principally by dealers in the over-the-counter market. The market for junk bonds may be less active and less liquid than for higher-rated investment-grade bonds. Under adverse market or economic conditions, the secondary market for these junk bonds could contract further, causing the Fund difficulties in valuing and selling its securities.

FOREIGN SECURITIES AND ILLIQUID SECURITIES RISK. Foreign securities and illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, investment and repatriation restrictions, and custody risks.

ZERO-COUPON AND PAY-IN-KIND RISK. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

PORTFOLIO TURNOVER RISK. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Portfolio Holdings



A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


Past Performance

The following performance information provides some indication of the risks of investing in the Fund by showing the performance of Class A shares, as well as how the performance of certain of the Fund's Classes compares to two widely-used measures of performance.

Although the Fund's fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class due to differing fees and expenses.


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and the table assume that all dividends and capital gain distributions were reinvested. Since the Fund's inception, Seligman has contractually undertaken to reimburse expenses, other than management and 12b-1 fees, that exceed 0.50% per annum of the Fund's average daily net assets through December 31, 2004. Absent such reimbursements, returns would have been lower.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

CLASS A ANNUAL TOTAL RETURN - CALENDAR YEAR

                                    [CHART]

2002        2003       2004
-----      ------     ------
8.55%       4.13%



               Best quarter return:    % - quarter ended       .



              Worst quarter return:    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                      SINCE
                                                               ONE  INCEPTION
                                                               YEAR 10/01/01
   --------------------------------------------------------------------------
   CLASS A                                                       %        %
   --------------------------------------------------------------------------
   Return before taxes
   --------------------------------------------------------------------------
   Return after taxes on distributions
   --------------------------------------------------------------------------
   Return after taxes on distributions and sale of Fund shares
   --------------------------------------------------------------------------
   CLASS B
   --------------------------------------------------------------------------
   CLASS C
   --------------------------------------------------------------------------
   CLASS D
   --------------------------------------------------------------------------
   CLASS R/(1)/
   --------------------------------------------------------------------------
   LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                              /(2)/
   --------------------------------------------------------------------------
   LIPPER CORPORATE DEBT BBB-RATED FUNDS AVERAGE                        /(2)/
   --------------------------------------------------------------------------

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The Lehman Brothers Government/Credit Index ("Lehman Brothers Index") and the Lipper Corporate Debt BBB-Rated Funds Average ("Lipper Average") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lehman Brothers Index does not reflect any fees, sales charges or taxes and Lipper Average does not reflect any sales charges or taxes. The Lehman Brothers Index measures the performance of all bonds that are investment-grade (rated Baa or higher by Moody's, and if unrated by Moody's, BBB or higher by S&P) and the Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund. Investors cannot invest directly in an average or index.

(1)Since Inception-4/30/03. Since this date, the average annual total return of
   the Lehman Brothers Index was [      ] and the Lipper Average was [      ].

(2)From 9/30/01.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                           CLASS A    CLASS B CLASS C CLASS D CLASS R
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          4.75%          5%      2%      1%      1%
-------------------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                4.75%/(1)/  none       1%   none    none
-------------------------------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/      5%      1%      1%      1%
-------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                      0.50%       0.50%   0.50%   0.50%   0.50%
-------------------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                             0.25%       1.00%   1.00%   1.00%   0.50%
-------------------------------------------------------------------------------------------------------------------------------
Other Expenses/(2)/                                                                  1.75%       1.75%   1.75%   1.75%   0.69%
-------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     %           %       %       %       %
-------------------------------------------------------------------------------------------------------------------------------
Less: Expense Reimbursement(2)                                                           %           %       %       %       %
-------------------------------------------------------------------------------------------------------------------------------
Net Operating Expenses                                                                   %           %       %       %       %
-------------------------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)Seligman has contractually undertaken to reimburse the Fund's "other expenses" to the extent they exceed 0.50% per annum of average daily net assets. This undertaking will remain in effect at least until December 31, 2004.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses reflect the contractual expense reimbursement described above through December 31, 2004 and thereafter are the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS      10 YEARS
                    -------------------------------------------------------------------
                    Class A         $            $             $             $
                    -------------------------------------------------------------------
                    Class B
                    -------------------------------------------------------------------
                    Class C
                    -------------------------------------------------------------------
                    Class D
                    -------------------------------------------------------------------
                    Class R
                    -------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your ex-
                    penses would be:
                                  1 YEAR       3 YEARS       5 YEARS      10 YEARS
                    -------------------------------------------------------------------
                    Class A         $            $             $             $
                    -------------------------------------------------------------------
                    Class B
                    -------------------------------------------------------------------
                    Class C
                    -------------------------------------------------------------------
                    Class D
                    -------------------------------------------------------------------
                    Class R
                    -------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing, and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with
approximately $   billion in assets as of December 31, 2004.



Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of December 31, 2004, of
approximately $   billion.



The Fund pays Seligman a management fee for its services. The management fee is based on a percentage of the Fund's average daily net assets. The management fee for the Fund is equal to an annual rate of 0.50% of the Fund's average daily net assets. For the fiscal year ended September 30, 2004, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

The Fund is managed by the investment grade team of Seligman's Fixed-Income Team. The investment grade team is headed by Mr. Christopher J. Mahony, Senior Vice President, Investment Officer of Seligman. Mr. Mahony joined Seligman in April 2001. Mr. Mahony also manages Seligman Cash Management Fund, Inc., Seligman U.S. Government Securities Series, a series of Seligman High Income Fund Series, and Seligman Investment Grade Fixed Income Portfolio and Seligman Cash Management Portfolio, two portfolios of Seligman Portfolios, Inc. He also co-manages Seligman Income and Growth Fund, Inc. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios.


AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):
The Fund's shareholder service agent; provides shareholder account services to the Fund.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.




Q6.  HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?



A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.



   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represent less than 1/2 of 1% of each such Fund's current net asset value. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.



Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?


A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?



A. The SEC, NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.


Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?


A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11.  HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?




A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equals approximately $1.7 million) represent less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in the Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, be subject to a CDSC and pay higher ongoing 12b-1 fees or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.


INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES



Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor child), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:



Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.



Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.



If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account numbers and a social security or tax identification number.



Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.



Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund's Statement of Additional Information.



For more information regarding Breakpoint Discounts, please consult the Fund's Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE



Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.



Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund's Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.



If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.





For more information about those who can purchase shares of the Fund without a sales charge and other relevant information, please consult the Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

                   YEARS SINCE PURCHASE                  CDSC
                   ------------------------------------------
                   Less than 1 year                       5%
                   ------------------------------------------
                   1 year or more but less than 2 years   4
                   ------------------------------------------
                   2 years or more but less than 3 years  3
                   ------------------------------------------
                   3 years or more but less than 4 years  3
                   ------------------------------------------
                   4 years or more but less than 5 years  2
                   ------------------------------------------
                   5 years or more but less than 6 years  1
                   ------------------------------------------
                   6 years or more                        0
                   ------------------------------------------

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy Class A or Class C shares.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:


                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
   Less than $100,000              1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
   $100,000 - $249,999             0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
   $250,000 - $999,999             0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.


When purchasing shares through certain financial intermediaries listed in the Fund's Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a CDSC of twelve months. Such intermediaries are known as Level Load Intermediaries. As a result, investors purchasing Class C shares through Level Load Intermediaries will not be limited to dollar amounts of less than $1,000,000 in this case your financial intermediary can help you decide which Class is appropriate for you.



In addition, in connection with the purchase of Class C shares only by a "single person" (as defined above and in the Fund's Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discount and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purposes of determining eligibility for a Breakpoint Discount.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D is comparable to the sales charge structure of the other funds offered under the program.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

CLASS R*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

..  Annual 12b-1 fee (for distributors and shareholder services) of 0.50%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.
--------------------------------------------------------------------------------


Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.


The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other fund.


You may not have to pay a CDSC in certain other limited circumstances. Information about such circumstances can be found in the Fund's Statement of Additional Information.

Pricing Of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Frequent Trading of Fund Shares" and "Important Policies That May Affect Your Account." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.


If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C, Class D and Class R shares will generally be lower than the NAV of Class A shares of the Fund.


Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility.


Opening Your Account

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D" and "--Class R."

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

  YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How To Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases for non-retirement accounts must be for $100 or more.


Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit in shares of the Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares and be drawn in an amount of $100.00 or more.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.



How to Exchange Shares Among the Seligman Mutual Funds

You may sell this Fund's shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund's shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or your financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:


..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

Confirmations will not affect the date on which your redemption request is actually processed.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.


Check Redemption Service. If you have at least $25,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application, or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B shares, check redemptions may be subject to a CDSC. If you own Class C, Class D or Class R shares, you may use this service only with respect to shares that you have held for at least one year with respect to Class D and Class R shares, or eighteen months with respect to Class C shares.

Important Policies That May Affect Your Account

The Fund reserves the right to:


.. Refuse an exchange request if the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets;




..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;

.. Close your account if it does not have a certified taxpayer identification number; or

.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other account owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily income dividends.

You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may write SDC at the address listed on the back cover of this prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.


Frequent Trading of Fund Shares



As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limi-tations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Fund's shareholder servicing agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.



Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.



To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long- term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman US Government Securities Series
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high- quality money market securities having a dollar-weighted average portfolio maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights


The table below is intended to help you understand the financial performance of the Fund's Classes from inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or
taxes.                      , independent auditors, have audited this
information. Their report, along with the financial statements, are included in the Fund's Annual Report, which is available upon request.



                                                          CLASS A                    CLASS B
                                                   ------------------------   ------------------------
                                                   YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,
                                                   ------------------------   ------------------------
                                                   2004    2003     2002      2004    2003     2002
----------------------------------------------------------------------------  ------------------------
PER SHARE DATA:
----------------------------------------------------------------------------  ------------------------
Net asset value, beginning of year                         $ 7.41   $ 7.14            $ 7.41   $ 7.14
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.18     0.23              0.13     0.17
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments            0.17     0.29              0.17     0.30
------------------------------------------------------------------------------------------------------
Total from investment operations                             0.35     0.52              0.30     0.47
------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                     (0.18)   (0.23)            (0.13)   (0.18)
------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income             (0.04)   (0.02)            (0.04)   (0.02)
------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain             (0.06)       --            (0.06)       --
------------------------------------------------------------------------------------------------------
Total distributions                                        (0.28)   (0.25)            (0.23)   (0.20)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $ 7.48   $ 7.41            $ 7.48   $ 7.41
------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                               4.94%    7.48%             4.17%    6.69%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                    $15,055   $6,906            $4,441   $3,041
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     1.25%    1.25%             2.00%    2.00%
------------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                   2.46%    3.18%             1.71%    2.43%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   508.53%  253.47%           508.53%  253.47%
------------------------------------------------------------------------------------------------------
Without expense reimbursement:+
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                     2.50%    5.52%             3.25%    6.27%
------------------------------------------------------------------------------------------------------
Ratio of net income (loss) to average net assets            1.21%  (1.09)%             0.46%  (1.85)%
------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 24.

                                                      CLASS C                    CLASS D                  CLASS R
                                                -------------------------  -------------------------  ----------------
                                                YEAR ENDED SEPTEMBER 30,   YEAR ENDED SEPTEMBER 30,          4/30/03**
                                                ------------------------   ------------------------   ----     TO
                                                2004    2003     2002      2004    2003     2002      2004   9/30/03
-------------------------------------------------------------------------  -------------------------  -----
PER SHARE DATA:
-------------------------------------------------------------------------  -------------------------  ----------------
Net asset value, beginning of year                      $ 7.41   $ 7.14            $ 7.41   $ 7.14            $ 7.42
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.13     0.17              0.13     0.17              0.06
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on
   investments                                            0.17     0.30              0.17     0.30              0.09
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.30     0.47              0.30     0.47              0.15
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                  (0.13)   (0.18)            (0.13)   (0.18)            (0.06)
----------------------------------------------------------------------------------------------------------------------
  Dividends in excess of net investment income          (0.04)   (0.02)            (0.04)   (0.02)            (0.03)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized capital gain          (0.06)       --            (0.06)       --                --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.23)   (0.20)            (0.23)   (0.20)            (0.09)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $ 7.48   $ 7.41            $ 7.48   $ 7.41            $ 7.48
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                            4.17%    6.69%             4.17%    6.69%             1.98%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                  $1,862     $636            $2,149   $1,179                $2
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                  2.00%    2.00%             2.00%    2.00%             1.50%*
----------------------------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                1.71%    2.43%             1.71%    2.43%             1.94%*
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                508.53%  253.47%           508.53%  253.47%           508.53%++
----------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:+
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                  3.25%    6.27%             3.25%    6.27%             1.69%*
----------------------------------------------------------------------------------------------------------------------
Ratio of net income (loss) to average net
 assets                                                  0.46%  (1.85)%             0.46%  (1.85)%             1.75%*
----------------------------------------------------------------------------------------------------------------------

-------------
 *Annualized.
**Commencement of offering of shares.
 +The Manager has agreed to reimburse certain expenses of the Fund. ++For the year ended September 30, 2003.

How to Contact Us


THE FUND............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available without charge upon request by calling toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.


Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi- Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:  811-10423

                                                                     PROSPECTUS

                                                               February 1, 2005

                                                                 Class I Shares
Seligman
Investment Grade
Fixed Income Fund, Inc.

          Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.


TXIGI 2/05 CI

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



     THE FUND

           Investment Objectives..........................................  1

           Principal Investment Strategies................................  1

           Principal Risks................................................  2

           Portfolio Holdings.............................................  4

           Past Performance...............................................  4

           Fees and Expenses..............................................  6

           Management.....................................................  7

     SHAREHOLDER INFORMATION

           Pricing of Fund Shares......................................... 11

           How to Buy Fund Shares......................................... 11

           How to Exchange Shares Among the Seligman Mutual Funds......... 12

           How to Sell Shares............................................. 12

           Important Policies That May Affect Your Account................ 12

           Dividends and Capital Gain Distributions....................... 12

           Frequent Trading of Fund Shares................................ 13

           Taxes.......................................................... 14

           The Seligman Mutual Funds...................................... 15

     FINANCIAL HIGHLIGHTS................................................. 17

     HOW TO CONTACT US.................................................... 18

     FOR MORE INFORMATION..................................... back cover

The Fund

Investment Objectives

The Fund seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund will normally invest at least 80% of its net assets in a diversified portfolio of investment grade fixed-income securities. The Fund may invest in securities of any duration.

Investment grade fixed-income securities are those rated within the four highest rating categories by Moody's Investors Service ("Moody's") or by Standard & Poor's Ratings Services ("S&P"), or, if unrated, deemed by the Fund's manager to be of comparable quality. They include obligations issued and guaranteed by the US government or its agencies or instrumentalities, corporate bonds and other obligations, mortgage-backed and other asset-backed securities, obligations of non-US government agencies and private institutions, and income-producing cash equivalents, including repurchase agreements. Mortgage-backed securities include collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities.

The Fund may invest up to 20% of its net assets in debt securities rated Ba by Moody's or BB by S&P, or, if unrated, debt securities deemed by the Fund's manager to be of comparable quality. These high-yield, high-risk, medium to lower quality bonds and notes, as well as those rated lower, are commonly referred to as "junk bonds." The Fund will not invest in junk bonds rated below Ba by Moody's or BB by S&P, or, if unrated, junk bonds deemed by the Fund's manager to be of comparable quality.

The Fund may purchase restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("144A Securities"). The Fund will invest its net assets primarily in US dollar-denominated fixed-income securities of US issuers. However, the Fund may also invest in US dollar-denominated fixed-income securities of foreign issuers, including foreign governments or their agencies or instrumentalities, foreign banks and foreign corporations. The Fund may also invest up to 10% of its net assets in non-US dollar-denominated fixed-income securities of US or foreign issuers.

The Fund's investment limitations and Moody's and S&P ratings restrictions will apply at the time securities are purchased. The Fund is not required to sell a security if it no longer complies with these limitations or restrictions as a result of a change in rating or other event.

The Fund's investment approach combines macroeconomic analysis of the fixed-income market with fundamental research into individual securities, customized by market sector. The Fund's manager considers trends in the fixed-income market and evaluates long-term trends in interest rates. Generally, if the Fund's manager believes interest rates will decline or remain flat, the Fund will seek to purchase securities with longer maturities, and if the Fund's manager expects rates to rise, the Fund will seek to purchase securities with shorter maturities (securities with longer maturities typically offer higher yields but are subject to greater price volatility than securities with shorter maturities). In considering how much of the Fund's assets to invest in any fixed-income market sector, the manager will look at the relative value offered by the specific sectors. In selecting individual securities for the Fund, the Fund's manager evaluates each security's particular characteristics, such as duration, yield, quality, and relative value.

The Fund generally sells securities when the Fund's manager believes that: the direction of long-term interest rates is changing; credit quality is deteriorating; better opportunities exist in the market; yield spreads have become too narrow to justify the added volatility of securities with longer maturities; or when the Fund must meet cash requirements.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold within seven days at approximately the Fund's value of the securities). Rule 144A Securities deemed to be liquid by the Fund's manager are not included in this limitation. While the Fund generally favors cash-paying securities over securities with deferred payment, it may invest in "zero-coupon" bonds (interest payments accrue until maturity) and "pay-in-kind" bonds (interest payments are made in additional shares). The Fund may purchase securities on a when-issued or forward commitment basis (delivery of securities and payment of the purchase price takes place after the commitment to purchase the securities).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objectives.


The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."


There is no guarantee that the Fund will achieve its objectives.

Principal Risks

The Fund's net asset value, yield and total return will fluctuate with changes in the value of the securities held by the Fund. You may experience a decline in the value of your investment, and you could lose money if you sell your shares at a price lower than you paid for them. The principal factors that may affect the value of the Fund's securities holdings are: (i) changes in interest rates, (ii) the credit worthiness of the issuers of securities held by the Fund, (iii) unanticipated prepayment, and (iv) the decline of the bond market.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.


Interest-Rate Risk. Changes in market interest rates will affect the value of securities held by the Fund. Generally, the market value of fixed-income securities moves in the opposite direction of interest rates; the market value decreases when interest rates rise and increases when interest rates fall. The Fund's net asset value per share generally moves in the same direction as the market value of the securities that it holds. Therefore, if interest rates rise, you should expect the Fund's net asset value per share to fall.


Long-term securities are generally more sensitive to changes in interest rates, and, therefore, are subject to a greater degree of market price volatility. To the extent the Fund holds long-term securities, its net asset value will be subject to a greater degree of fluctuation than if it held securities of a shorter duration.

Credit Risk. A fixed-income security could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable securities. Credit risk also includes the risk that an issuer of a fixed-income security would not be able to make interest and principal payments. If the Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

While the Fund is required to invest at least 80% of its assets in securities rated investment grade, there is no guarantee that these securities are free from credit risk. Ratings by Moody's and S&P are generally accepted measures of credit risk.

However, these ratings have limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Frequently there is a lag between the time the rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

Prepayment Risk. Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise.

Market Risk. Fixed income securities are traded principally by dealers in the over-the-counter market. The Fund's ability to sell securities it holds depends on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could reduce the number of ready buyers.

The Fund is also subject to the following risks:

Junk-Bond Risk. Junk bonds in which the Fund may invest are generally subject to higher volatility in yield and market value than investment grade securities. Junk bonds have a greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's investment grade securities will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of lower-rated junk bonds is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated bonds and notes may decline in market value due to investors' heightened concerns and perceptions over credit quality.

Junk bonds, like investment grade securities, are traded principally by dealers in the over-the-counter market. The market for junk bonds may be less active and less liquid than for higher-rated investment-grade bonds. Under adverse market or economic conditions, the secondary market for these junk bonds could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign Securities and Illiquid Securities Risk. Foreign securities and illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and custody risks.

Zero-Coupon and Pay-In-Kind Risk. "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than income bearing securities. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Portfolio Turnover risk. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses and lower yield. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Portfolio Holdings



A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.


Past Performance

The performance information below provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares compares to one widely-used measure of investment-grade bond performance and one measure of performance of mutual funds with investment objectives similar to the Fund.


Although the Fund's fiscal year ends on September 30, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Both the bar chart and table below the chart assume that all dividends and capital gain distributions were reinvested. Class I shares are not subject to any sales charges. Since the Fund's inception, Seligman has contractually undertaken to reimburse expenses, other than management, that exceed 0.50% per annum of the Fund's average daily net assets through December 31, 2004. Absent such reimbursements, returns would have been lower.

CLASS I ANNUAL TOTAL RETURN - CALENDAR YEAR

                                     [CHART]

 2002      2003     2004
 ----      ----     ----
 8.82%    4.44%




             Best quarter return:     % - quarter ended         .



             Worst quarter return:     % - quarter ended         .



CLASS I AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                               SINCE
                                                        ONE  INCEPTION
                                                        YEAR 11/30/01
          ------------------------------------------------------------
          CLASS I                                         %    5.85%
          ------------------------------------------------------------
          LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX              7.07
          ------------------------------------------------------------
          LIPPER CORPORATE DEBT BBB-RATED FUNDS AVERAGE        7.18
          ------------------------------------------------------------

-------------
The Lehman Brothers Government/Credit Index ("Lehman Brothers Index") and the Lipper Corporate Debt BBB-Rated Funds Average ("Lipper Average") are unmanaged benchmarks that assume the reinvestment of all distributions. The Lehman Brothers Index does not reflect any fees, sales charges or taxes and the Lipper Average does not reflect any sales charges or taxes. The Lehman Brothers Index measures the performance of all bonds that are investment-grade (rated Baa or higher by Moody's, or, if unrated by Moody's, BBB or higher by S&P), and the Lipper Average measures the performance of mutual funds with investment objectives similar to the Fund. Investors cannot invest directly in an average or index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


       SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
       ------------------------------------------------------------------
       Maximum Sales Charge (Load) on Purchases                     none
       ------------------------------------------------------------------
        Maximum Contingent Deferred Sales Charge (Load) (CDSC) on
          Redemptions                                               none
       ------------------------------------------------------------------

       ANNUAL FUND OPERATING EXPENSES
       ------------------------------------------------------------------
       (as a percentage of average net assets)
       ------------------------------------------------------------------
       Management Fees                                              0.50%
       ------------------------------------------------------------------
       Distribution and/or Service (12b-1) Fees                     none
       ------------------------------------------------------------------
       Other Expenses/(1)/                                              %
       ------------------------------------------------------------------
       Total Annual Fund Operating Expenses                             %
       ------------------------------------------------------------------
       Less: Expense Reimbursement/(1)/                                 %
       ------------------------------------------------------------------
       Net Operating Expenses                                           %
       ------------------------------------------------------------------

-------------
(1)Seligman has contractually undertaken to reimburse the Fund's "other expenses" to the extent they exceed 0.50% per annum of average daily net assets. This undertaking will remain in effect at least until December 31, 2004.
EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses reflect the contractual expense reimbursement described above through December 31, 2004 and thereafter are the Fund's total annual operating expenses shown above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class I   $       $       $       $
                    ---------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with
approximately $   billion in assets as of December 31, 2004. Seligman also
provides investment management or advice to institutional or other accounts
having an aggregate value at December 31, 2004, of approximately $   billion.



The Fund pays Seligman a management fee for its services. The management fee rate equals a percentage of the daily net assets of the Fund. The rate is equal to an annual rate of 0.50% of the Fund's average daily net assets. For the Fund's fiscal year ended September 30, 2004, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.50% of the Fund's average daily net assets.

PORTFOLIO MANAGEMENT

The Fund is managed by the investment grade team of Seligman's Fixed-Income Team. The investment grade team is headed by Mr. Christopher J. Mahony, Senior Vice President, Investment Officer of Seligman. Mr. Mahony joined Seligman in April 2001. Mr. Mahony also manages Seligman Cash Management Fund, Inc., Seligman U.S. Government Securities Series, a series of Seligman High Income Fund Series, and Seligman Investment Grade Fixed Income Portfolio and Seligman Cash Management Portfolio, two portfolios of Seligman Portfolios, Inc. Before joining Seligman, since 1994, Mr. Mahony was Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. located in Cincinnati, Ohio, where he managed all third party investment-grade fixed income portfolios.


AFFILIATES OF SELIGMAN
Seligman Advisors, Inc.:
The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.




Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?



A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.



   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represent less than 1/2 of 1% of each such Fund's current net asset value. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.



Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?


A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?



A. The SEC, NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.


Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?


A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?




A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equals approximately $1.7 million) represent less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

The Fund offers five Classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.
Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Frequent Trading of Fund Shares" and "Important Policies That May Affect Your Account." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner. Class I shares are not subject to any initial or contingent sales charges or distribution expenses.


  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.


If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.


The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.


Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility.


How to Buy Fund Shares

Class I shares are not subject to any initial or contingent sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares maybe purchased only by a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

To make your initial investment in the Fund, an account must be established by SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current Prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:



..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone; or

.. Close your account if it does not have a certified taxpayer identification number.

Dividends and Capital Gain Distributions

The Fund generally pays dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily income dividends.


  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

If you want to change your election, you may write to SDC at the address listed on the back cover of this Prospectus or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends and capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check, by wire transfer or directly deposited into a predesignated bank account, generally within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.


Frequent Trading of Fund Shares



As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund's Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors, the Fund's distributor, or SDC, the Fund's shareholder servicing agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.



Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.



To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.


Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+
Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Small-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+
Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+
Seeks long-term capital appreciation.

Seligman International Growth Fund+
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------

Seligman High-Yield Bond Series+
Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman Investment Grade Fixed Income Fund+
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Series
Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California                 Louisiana                  New Jersey
.. High-Yield               Maryland                   New York
.. Quality                  Massachusetts              North Carolina
Colorado                   Michigan                   Ohio
Florida                    Minnesota                  Oregon
Georgia                    Missouri                   Pennsylvania
                                                      South Carolina

* A small portion of income may be subject to state and local taxes.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+
Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+
Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund
Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.
-------------
+ Offers Class I shares.

Financial Highlights


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total return does not reflect any sales charges
and is not annualized.                 , independent auditors, have audited
this financial information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



  CLASS I
  ----------------------------------------------------------------------------
                                                                    11/30/01**
                                                      YEAR ENDED       TO
                                                     ------------   09/30/02
                                                     2004  2003   ------------
  ----------------------------------------------------------------
  PER SHARE DATA:*
  ----------------------------------------------------------------------------
  Net asset value, beginning of period                     $ 7.41    $ 7.13
  ----------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                     0.20      0.20
  ----------------------------------------------------------------------------
   Net realized and unrealized gain on investments           0.17      0.30
  ----------------------------------------------------------------------------
  Total from investment operations                           0.37      0.50
  ----------------------------------------------------------------------------
  Less distributions:
   Dividends from net investment income                    (0.20)    (0.20)
  ----------------------------------------------------------------------------
   Dividends in excess of net investment income            (0.04)    (0.02)
  ----------------------------------------------------------------------------
   Distributions from net realized capital gain            (0.06)        --
  ----------------------------------------------------------------------------
  Total distributions                                      (0.30)    (0.22)
  ----------------------------------------------------------------------------
  Net asset value, end of period                           $ 7.48    $ 7.41
  ----------------------------------------------------------------------------
  TOTAL RETURN:                                             5.26%     7.19%
  ----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA:
  ----------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                 $3,715    $1,709
  ----------------------------------------------------------------------------
  Ratio of expenses to average net assets                   1.00%     1.00%+
  ----------------------------------------------------------------------------
  Ratio of net investment income to average net
   assets                                                   2.71%     3.37%+
  ----------------------------------------------------------------------------
  Portfolio turnover rate                                 508.53%   253.47%++
  ----------------------------------------------------------------------------
  Without expense reimbursement:o
  ----------------------------------------------------------------------------
  Ratio of expenses to average net assets                   1.08%     5.10%+
  ----------------------------------------------------------------------------
  Ratio of net income (loss) to average net assets          2.63%   (0.73)%+
  ----------------------------------------------------------------------------

-------------
 *Per share amounts are calculated based on average shares outstanding. **Commencement of offering of shares.
 oSeligman has contractually agreed to reimburse certain expenses of the Fund. +Annualized.
++For the fiscal year ended September 30, 2002.

How to Contact Us


THE FUND............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information

The following information is available without charge upon request: Call toll-free 800-221-2450 in the US or 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

This Prospectus is intended for use in connection with certain tax-deferred investment programs.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Number:  811-10423

                SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.


                       Statement of Additional Information
                                February 1, 2005


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Investment Grade Fixed Income Fund, Inc. ("Fund"), dated February 1, 2005, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus dated February 1, 2005, offering Class I shares (together, the "Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report, which includes the Independent Auditors' Report, will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents

        Fund History..............................................  2
        Description of the Fund and its Investments and Risks.....  2
        Management of the Fund....................................  6
        Control Persons and Principal Holders of Securities....... 13
        Investment Advisory and Other Services.................... 14
        Portfolio Transactions and Other Practices................ 20
        Capital Stock and Other Securities ....................... 21
        Purchase, Redemption, and Pricing of Shares............... 22
        Taxation of the Fund...................................... 28
        Underwriters.............................................. 29
        Calculation of Yield and Performance Data ................ 31
        Financial Statements...................................... 33
        General Information....................................... 33
        Appendix A................................................ 35

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland on June 21, 2001.

              Description of the Fund and Its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

Borrowing. The Fund may borrow money from banks in an amount not to exceed 33 1/3% of the value of its total assets. The Fund may also borrow up to an additional 5% of its total assets for temporary purposes.

Foreign Securities. The Fund may invest a substantial portion of its total assets in US dollar-denominated fixed-income securities of foreign issuers, including foreign corporations, governments or their agencies or instrumentalities. It may also invest up to 10% of its total assets in non-US dollar-denominated fixed-income securities of US and foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign fixed-income securities and their markets may not be as liquid as US securities and their markets. Securities of foreign issuers may involve greater market risk than securities of US issuers, and foreign custody fees are generally higher than in the United States. Investments in foreign fixed-income securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. The Fund will not lend portfolio securities to any institutions affiliated with the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the current market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

When-Issued or Forward Commitment Securities. The Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a security on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Fund may sell these securities before the purchase settlement date if it is deemed advisable.

An account for the Fund investing in when-issued or forward commitment securities, consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established with the Fund's custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account or the sale of other securities or, although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund's payment obligations).

Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund's assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by the Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended ("1933 Act")) and other securities that are not readily marketable. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act, and the investment manager, acting pursuant to procedures approved by the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitations on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Money Market Instruments. The Fund may invest a portion of its assets in cash equivalents as the Fund's manager deems appropriate. Cash equivalents may include money market instruments such as US Government Obligations, bank obligations and commercial paper.

US Government Obligations. US Government Obligations are obligations issued or guaranteed as to both principal and interest by the US Government or backed by the full faith and credit of the United States, such as US Treasury Bills, securities issued or guaranteed by a US Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the US Treasury.

Bank Obligations. Bank obligations include US dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks.

Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

Mortgage-Related Securities. The Fund may invest in mortgage-related obligations, which include but are not limited to, collateralized mortgage obligations, mortgage pass-through securities and stripped mortgage-backed securities. The returns of mortgage-related obligations are determined by, among other things, the prepayment rates of the underlying mortgage assets. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Mortgage-related obligations may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Under certain interest rate or prepayment rate scenarios, the Fund may fail to recoup fully its investment in such securities notwithstanding the assignment of the highest ratings to such securities.

Collateralized Mortgage Obligations. The Fund may also invest in Collateralized Mortgage Obligations ("CMOs"), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran's Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage related securities or
(e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a "Pay" CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US Government are CMOs collateralized by pass through securities guaranteed by the Government National Mortgage Association ("GNMA"). All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Mortgage Pass-Through Securities. The Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a "pass-through" of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool's effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the Portfolio invests occurs, the Portfolio may have to invest the proceeds in securities with lower yields.

The GNMA is a US Government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the US Government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US Government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US Government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are generally structured in two classes that receive different proportions of interest and principal payments on the underlying collateral or, in some cases, receive only the interest portion of the cash flow ("interest-only" securities or "IOs") or only the principal portion ("principal-only" securities or "POs"). The cash flows and yields on IO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity and market value of IOs. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may experience the loss of interest income, an adverse impact on the value of the IO and failure to recoup all or a portion of its initial purchase price, even though the IO may be rated in the highest category for investment grade fixed-income securities. POs are subject to the risk of slower than anticipated principal payments, which would have the economic effect of lengthening the maturity of these instruments and thereby reducing their return relative to comparable fixed income securities. Stripped mortgage-backed securities may be illiquid because they lack an established secondary trading market.

Fundamental Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:

..       Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act of 1940, as amended ("1940 Act");

..       Invest 25% or more of its total assets, taken at market value, in the securities of issuers in any particular industry, except securities issued or guaranteed by the US Government and its agencies and instrumentalities;

..       Purchase or sell real estate, except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

..       Make loans, except that the acquisition of bonds, debentures or other corporate fixed-income securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities; and except that the Fund may lend cash to any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by applicable law or regulation, or any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group;

..       Issue senior securities or borrow money, except that the Fund may (i)
        borrow from banks (as defined in the 1940 Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) borrow up to an additional 5% of its total assets for temporary purposes (iii) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) purchase securities on margin to the extent permitted by applicable law and (v) borrow cash from any other mutual fund (or series thereof) in the Seligman Group to the extent permitted by any order that may be obtained from the SEC relating to borrowing and lending among mutual funds in the Seligman Group. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectuses and this SAI, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

..       Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the 1933 Act in selling portfolio securities; or

..       Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Prospectuses and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

The Fund may not change its investment objectives without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Under Rule 35d-1(a)(2)(i) and (a)(2)(ii) of the 1940 Act, the Fund also may not change its investment strategy of investing at least 80% of its net assets in investment grade fixed-income securities without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.

Temporary Defensive Position

For temporary defensive purposes in response to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the US. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Fund's portfolio turnover rate for the fiscal years ended September 30, 2004 and 2003 were ___% and 508.53%. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Directors, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Fund's Chief Compliance Officer (the "CCO") before any such disclosure. In these cases, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Directors regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund also permits its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Fund's CCO and are made are pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and use of the holdings information.

In addition to the foregoing, Seligman and Seligman Advisors have entered into an arrangement with S.G. Constellation, LLC (formerly known as FEP Capital L.P.) ("SGC") whereby SGC agreed to provide financing for the Distributor to pay commissions to brokers for the sale of Class B shares of the Fund in return for a portion of the 12b-1 fees paid by the Fund in respect of those shares. As part of the arrangement, SGC receives a list of the Fund's portfolio holdings on a weekly basis, which, together with other similar information from other funds, SGC uses for the sole purpose of constructing a global hedge intended to reduce the exposure to market risks inherent in their financing program. The global hedge strategy is not specific to the portfolio holdings of the Fund. SGC has entered into a confidentiality agreement with Seligman that restricts the use and disclosure of the Fund's portfolio holdings information for any other purpose.


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to the Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


                                                                                            Number
                                                                                              of
                                                                                          Portfolios
                               Term of                                                      in Fund
                             Office and                                                     Complex
                              Length of                                                    Overseen
 Name, (Age), Position(s)       Time       Principal Occupation(s) During Past 5 Years,       by
        With Fund              Served*        Directorships and Other Information          Director
---------------------------------------------------------------------------------------------------
                                         INDEPENDENT DIRECTORS
---------------------------------------------------------------------------------------------------
Robert B. Catell (68)       2003 to Date   Chairman, Chief Executive Officer and             60
Director                                   Director, KeySpan Corporation, a diversified
                                           energy, gas and electric company;
                                           Director or Trustee of each of the
                                           investment companies of the Seligman
                                           Group of Funds** (with the exception of
                                           Seligman Cash Management Fund, Inc.);
                                           Alberta Northeast Gas, LTD., Boundary
                                           Gas Inc., The Houston Exploration
                                           Company, oil and gas exploration,
                                           development and production; Edison
                                           Electric Institute, New York State
                                           Energy Research and Development
                                           Authority, Independence Community Bank,
                                           Business Council of New York State,
                                           Inc., New York City Partnership,
                                           business and civic organization and the
                                           Long Island Association, business and
                                           civic organization.

                                                                                            Number
                                                                                              of
                                                                                          Portfolios
                               Term of                                                      in Fund
                             Office and                                                     Complex
                              Length of                                                    Overseen
 Name, (Age), Position(s)       Time       Principal Occupation(s) During Past 5 Years,       by
        With Fund              Served*        Directorships and Other Information          Director
-------------------------   ------------   --------------------------------------------   ------------
John R. Galvin (75)         2001 to Date   Dean Emeritus, Fletcher School of Law and         61
Director                                   Diplomacy at Tufts University; Director or
                                           Trustee of each of the investment
                                           companies of the Seligman Group of
                                           Funds**and Chairman Emeritus, American
                                           Council on Germany. Formerly, Director,
                                           USLIFE Corporation, life insurance and
                                           Raytheon Co., defense and commercial
                                           electronics; Governor of the Center for
                                           Creative Leadership;. From June 1987 to
                                           June 1992, he was the Supreme Allied
                                           Commander, Europe and the
                                           Commander-in-Chief, United States
                                           European Command.

Alice S. Ilchman (69)       2001 to Date   President Emerita, Sarah Lawrence College;        61
Director                                   Director or Trustee of each of the
                                           investment companies of the Seligman
                                           Group of Funds**; Director, Jeannette
                                           K. Watson Summer Fellowship, summer
                                           internships for college students;
                                           Trustee, Save the Children, nonoprofit
                                           child-assistance organization, and the
                                           Committee for Economic Development;
                                           Governor, Court of Governors, London
                                           School of Economics; and Director,
                                           Public Broadcasting Service (PBS).
                                           Formerly, Chairman, The Rockefeller
                                           Foundation, charitable foundation; and
                                           Director, New York Telephone Company.

Frank A. McPherson (71)     2001 to Date   Retired Chairman of the Board and Chief           61
Director                                   Executive Officer of Kerr-McGee Corporation,
                                           diversified energy and chemical
                                           company; Director or Trustee of each of
                                           the investment companies of the
                                           Seligman Group of Funds**; Director,
                                           ConocoPhillips, integrated
                                           international oil corporation, Integris
                                           Health, owner of various hospitals, BOK
                                           Financial, bank holding company,
                                           Oklahoma Chapter of the Nature
                                           Conservancy, Oklahoma Medical Research
                                           Foundation, Boys and Girls Clubs of
                                           Oklahoma, Oklahoma City Public Schools
                                           Foundation and Oklahoma Foundation for
                                           Excellence in Education. Formerly,
                                           Director, Kimberly-Clark Corporation,
                                           consumer products and the Federal
                                           Reserve System's Kansas City Reserve
                                           Bank.

John E. Merow (75)          2001 to Date   Retired Chairman and Senior Partner, Sullivan     61
Director                                   & Cromwell LLP, law firm; Director or Trustee
                                           of each of the investment companies of
                                           the Seligman Group of Funds**;
                                           Director, Commonwealth Industries,
                                           Inc., manufacturer of aluminum sheet
                                           products; Director Emeritus, Municipal
                                           Art Society of New York; Trustee and
                                           Secretary, the U.S. Council for
                                           International Business; Executive
                                           Committee Member, New York-Presbyterian
                                           Hospital; Trustee and Vice Chairman,
                                           New York-Presbyterian Healthcare
                                           System, Inc.; and Member of the
                                           American Law Institute and the Council
                                           on Foreign Relations.

Betsy S. Michel (62)        2001 to Date   Attorney; Director or Trustee of each of the      61
Director                                   investment companies of the Seligman Group of
                                           Funds**; Trustee, The Geraldine R. Dodge
                                           Foundation, charitable foundation, and World
                                           Learning, Inc., international educational
                                           training.  Formerly, Chairman of the Board of
                                           Trustees of St. George's School (Newport, RI).

Leroy C. Richie (63)        2001 to Date   Chairman and Chief Executive Officer, Q           60
Director                                   Standards Worldwide, Inc., library of
                                           technical standards; Director or
                                           Trustee of each of the investment
                                           companies of the Seligman Group of
                                           Funds** (with the exception of Seligman
                                           Cash Management Fund, Inc.); Director,
                                           Kerr-McGee Corporation, diversified
                                           energy and chemical company, and
                                           Infinity, Inc., oil and gas services
                                           and exploration; Director and Chairman,
                                           Highland Park Michigan Economic
                                           Development Corp. Formerly, Trustee,
                                           New York University Law Center
                                           Foundation; Vice Chairman, Detroit
                                           Medical Center and Detroit Economic
                                           Growth Corp.; Chairman and Chief
                                           Executive Officer, Capital Coating
                                           Technologies, Inc., applied coating
                                           technologies; and Vice President and
                                           General Counsel, Automotive Legal
                                           Affairs, Chrysler Corporation.

Robert L. Shafer (72)       2001 to Date   Retired Vice President, Pfizer Inc.,              61
Director                                   pharmaceuticals; Director or Trustee of each
                                           of the investment companies of the Seligman
                                           Group of Funds**.  Formerly, Director,
                                           USLIFE Corporation, life insurance.


                                                                                            Number
                                                                                              of
                                                                                          Portfolios
                               Term of                                                      in Fund
                             Office and                                                     Complex
                              Length of                                                    Overseen
 Name, (Age), Position(s)       Time       Principal Occupation(s) During Past 5 Years,       by
        With Fund              Served*        Directorships and Other Information          Director
-------------------------   ------------   --------------------------------------------   ------------
James N. Whitson (69)       2001 to Date   Retired Executive Vice President and Chief        61
Director                                   Operating Officer, Sammons Enterprises,
                                           Inc., a diversified holding company;
                                           Director or Trustee of each of the
                                           investment companies of the Seligman Group
                                           of Funds** and Director, CommScope, Inc.,
                                           manufacturer of coaxial cable.  Formerly,
                                           Director and Consultant, Sammons
                                           Enterprises, Inc and Director, C-SPAN, cable
                                           television networks.
------------------------------------------------------------------------------------------------------
                             INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
------------------------------------------------------------------------------------------------------
William C. Morris*** (66)   2001 to Date   Chairman, J. & W. Seligman & Co.                  61
Director and Chairman of                   Incorporated, Chairman of the Board and
the Board                                  Director or Trustee of each of the
                                           investment companies of the Seligman Group
                                           of Funds**; Chairman, Seligman Advisors,
                                           Inc., Seligman Services, Inc.,  and Carbo
                                           Ceramics Inc., manufacturer of ceramic
                                           proppants for oil and gas industry;
                                           Director, Seligman Data Corp. and President
                                           and CEO of the Metropolitan Opera
                                           Association.  Formerly, Director, Kerr-McGee
                                           Corporation, a diversified energy and
                                           chemical company and Chief Executive Officer
                                           of each of the investment companies of the
                                           Seligman Group of Funds.

Brian T. Zino*** (52)       Dir. & Pres.   Director and President, J. & W. Seligman &        61
Director, President and     2001 to Date   Co. Incorporated; Director or Trustee,
Chief Executive Officer       CEO: 2002    President and Chief Executive Officer of
                               to Date     each of the investment companies of the
                                           Seligman Group of Funds**; Director,
                                           Seligman Advisors, Inc. and Seligman
                                           Services, Inc.; Chairman, Seligman Data
                                           Corp.; Member of the Board of Governors of
                                           the Investment Company Institute; and
                                           Director, ICI Mutual Insurance Company.

Christopher J. Mahony (41)  2001 to Date   Senior Vice President and Investment              N/A
Vice President and                         Officer, J. & W. Seligman & Co. Incorporated
Portfolio Manager                          since April 2001; Vice President and
                                           Portfolio Manager of Seligman Cash
                                           Management Fund, Inc., Seligman U.S.
                                           Government Securities Series, a series
                                           of Seligman High Income Fund Series,
                                           and Seligman Investment Grade Fixed
                                           Income Portfolio (formerly, Seligman
                                           Bond Portfolio) and Seligman Cash
                                           Management Portfolio, two portfolios of
                                           Seligman Portfolios, Inc. Formerly,
                                           Senior Portfolio Manager, Fort
                                           Washington Investment Advisors, Inc.
                                           located in Cincinnati, Ohio, where he
                                           managed all third party
                                           investment-grade fixed income
                                           portfolios since 1994. From 1991 to
                                           1994, Portfolio Manager with Neuberger
                                           and Berman.

Thomas G. Rose (47)         2001 to Date   Senior Vice President, Finance, J. & W.           N/A
Vice President                             Seligman & Co. Incorporated, Seligman
                                           Advisors, Inc. and Seligman Data Corp.; Vice
                                           President of each of the investment
                                           companies of the Seligman Group of Funds**
                                           and of Seligman Services, Inc. and Seligman
                                           International, Inc.  Formerly, Treasurer of
                                           each of the investment companies of the
                                           Seligman Group of Funds and of Seligman Data
                                           Corp.

Lawrence P. Vogel (48)      2001 to Date   Senior Vice President and Treasurer,              N/A
Vice President                             Investment Companies, J. & W. Seligman & Co.
and Treasurer                              Incorporated; Vice President and Treasurer
                                           of each of the investment companies of the
                                           Seligman Group of Funds** and of Seligman
                                           Data Corp.  Formerly, Senior Vice President,
                                           Finance, J. & W. Seligman & Co.
                                           Incorporated, Seligman Advisors, Inc.,
                                           Seligman International, Inc. and Seligman
                                           Data Corp.; Vice President, Seligman
                                           Services, Inc.; and Treasurer, Seligman
                                           International, Inc. and Seligman Henderson
                                           Co.

Frank J. Nasta (40)         2001 to Date   Managing Director, General Counsel and            N/A
Secretary                                  Corporate Secretary, J. & W. Seligman & Co.
                                           Incorporated; Secretary of each of the
                                           investment companies of the Seligman Group
                                           of Funds**; and Corporate Secretary,
                                           Seligman Advisors, Inc., Seligman Services,
                                           Inc., Seligman International, Inc. and
                                           Seligman Data Corp.  Formerly, Corporate
                                           Secretary, Seligman Henderson Co. and Senior
                                           Vice President, Law and Regulation, J. & W.
                                           Seligman & Co. Incorporated.

----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Fund's shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the fiscal year ended September 30, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the fiscal year ended September 30, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2004, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

                                                             Aggregate Dollar Range of Shares
                           Dollar Range of Fund Shares       Owned by Director in the Seligman
Name                            Owned by Director                     Group of Funds
----------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------
Robert B. Catell
John R. Galvin
Alice S. Ilchman
Frank A. McPherson
John E. Merow

                                                             Aggregate Dollar Range of Shares
                           Dollar Range of Fund Shares       Owned by Director in the Seligman
Name                            Owned by Director                     Group of Funds
----------------------------------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------
Betsy S. Michel
Leroy C. Richie
Robert L. Shafer
James N. Whitson
----------------------------------------------------------------------------------------------------
                              INTERESTED DIRECTORS
----------------------------------------------------------------------------------------------------
William C. Morris
Brian T. Zino

Compensation


                                                      Pension or        Total Compensation
                                   Aggregate      Retirement Benefits      from Fund and
       Name and                   Compensation    Accrued as Part of     Fund Complex Paid
  Position with Fund             from Fund (1)      Fund Expenses       to Directors (1)(2)
  ------------------             -------------    -------------------   -------------------
Robert B. Catell, Director       $                                      $
John R. Galvin, Director
Alice S. Ilchman, Director
Frank A. McPherson, Director
John E. Merow, Director
Betsy S. Michel, Director
Leroy C. Richie, Director
Robert L. Shafer, Director
James N. Whitson, Director

----------
(1)  For the fiscal year ended September 30, 2004.
(2) At September 30, 2004, the Seligman Group of Funds consisted of twenty-three investment companies.


No compensation is paid by the Fund to Directors or officers of the Fund who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund's financial statements.


Mr. Whitson no longer defers his current compensation; however, he has accrued deferred compensation (including earning/losses) in the amount of $ in respect of the Fund as of September 30, 2004.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.


Class A shares of the Fund may be issued without a sales charge to present and former directors (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.


Code of Ethics


Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.


Proxy Voting Policies

Seligman, as the Fund's investment manager, will vote the proxies relating to the Fund's portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's shareholders.


The financial interest of the shareholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues, which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders. As a result, Seligman abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by Manager pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). A description of the Guidelines can be found below.

The Committee has been established to set Seligman's policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Chief Operating Officer of Investments and Seligman's General Counsel.

Seligman subscribes to a service offered by an independent third party that provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers voting recommendations.

Conflicts of Interests. Seligman's Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any Seligman affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee's members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A member of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman's investment professionals when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.


Guidelines Summary.  The Guidelines are briefly described as follows:

        1. Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

        2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

        3. Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).


        4. Seligman votes for stock option plans, to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.


        5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.


        6. Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.


        7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

        8.      Seligman will vote for proposals to effect stock splits.

        9. Seligman will vote for proposals authorizing share repurchase programs.

        10. Seligman will vote against authorization to transact unidentified business at the meeting.

        11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

        12. Proposals to amend a company's charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

        13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

        14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

               Control Persons and Principal Holders of Securities

Control Persons


As of _______, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control, except as follows:.


Principal Holders


As of _______, the following principal holders owned 5% or more of a Class of shares of the then outstanding shares of capital stock of the Fund as follows:


Management Ownership


As of , Directors and officers of the Fund as a group owned less than 1% of the Class A and Class I shares of the Fund. As of the same period, Directors and officers of the Fund did not own any Class B, Class C, Class D or Class R shares of the Fund.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund ("Management Agreement"). Seligman also serves as investment manager to twenty-one other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds". There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.


Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors of the Fund owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


In consideration of the services provided by Seligman, the Fund pays Seligman a management fee at an annual rate equal to 0.50% of the Fund's average daily net assets. For the fiscal years ended September 30, 2004, 2003 and 2002, the Fund paid Seligman a management fee amounting to _____, $116,362 and $37,022. Seligman has contractually undertaken to reimburse portions of the Fund's expenses through December 31, 2004. For the fiscal years ended September 30, 2004, 2003 and 2002 Seligman reimbursed expenses of the Fund amounting to $_____, $260,131 and $314,024.


The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and independent auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was approved by the Board of Directors at a Meeting held on July 19, 2001 and by the sole shareholder on August 27, 2001. The Management Agreement will continue in effect until December 31 of each year, if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17-18, 2004 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other mutual funds compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Fund and all other Seligman investment companies; (4) the costs borne by, and profitability of Seligman and its affiliates in providing services of all types to the Fund and all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Fund compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Fund. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between the Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.

Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Fund as compared to the performance of other comparable mutual funds and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 17-18, 2004 Board of Directors meeting, the Board receives detailed information related to performance of the Fund at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Fund to Seligman and the other expenses of the Fund, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the mutual funds of the Seligman Group of Funds on a fund-by-fund basis. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Directors considered the services provided to the Fund and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees the Fund pays to Seligman Services in respect of shares of the Fund held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, Inc., an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated July 19, 2001, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                 Regular Dealer
                         Sales Charge         Sales Charge         Reallowance
                           as a % of          As a % of Net         as a % of
Amount of Purchase     Offering Price(1)     Amount Invested     Offering Price
------------------     -----------------     ---------------     --------------
Less than $50,000           4.75%                 4.99%                4.25%
$50,000 - $99,999           4.00                  4.17                 3.50
$100,000 - $249,999         3.50                  3.63                 3.00
$250,000 - $499,999         2.50                  2.56                 2.25
$500,000 - $999,999         2.00                  2.04                 1.75
$1,000,000 and over            0                     0                    0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:


                                                                 Regular Dealer
                         Sales Charge          Sales Charge        Reallowance
                           as a % of          As a % of Net         as a % of
Amount of Purchase     Offering Price(1)     Amount Invested     Offering Price
------------------     -----------------     ---------------     --------------
Less than $100,000           1.00%                 1.01%               1.00%
$100,000 - $249,999          0.50                  0.50                0.50
$250,000 - $999,999             0                     0                   0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares sold through Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal year ended September 30, 2004 and 2003, Seligman Services received commissions of $___ and $20 from the sale of Fund shares.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There is no administration, shareholder services and distribution fee in respect of the Fund's Class I shares). Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2004 was $, equivalent to 0.25% per annum of the Class A shares' average daily net assets.


Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties, have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one fiscal year to be paid from Class B 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts, (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund to Seligman Advisors in respect of Class B shares for the fiscal year ended September 30, 2004 was $, equivalent to 1% of the Class B shares' average daily net assets.


Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge ("CDSC") proceeds during the first eighteen months, twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption, and Pricing of Shares"), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2004 was $, equivalent to 1% of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, Seligman Advisors incurred $ of expenses in respect of the Fund's Class C shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to % of net assets of Class C shares at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended September 30, 2004 was $, equivalent to 1% of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004 Seligman Advisors incurred $ of expenses in respect of the Fund's Class D shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to % of the net assets of Class D shares at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R

Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by Seligman Advisors in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by Seligman Advisors as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse Seligman Advisors for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse Seligman Advisors for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse Seligman Advisors for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of the Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors.


The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the fiscal year ended September 30, 2004 was $, equivalent to 1% of the Class R shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, Seligman Advisors incurred $ of expenses in respect of the Fund's Class R shares that were not reimbursed from amounts received from the Fund's 12b-1 Plan. This amount is equal to % of net assets of Class R shares at September 30, 2004.


If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.

                                   ----------


Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2004, were spent on the following activities in the following amounts:

                                    Class A  Class B*  Class C  Class D  Class R
                                    -------  --------  -------  -------  -------
Compensation to underwriters        $        $         $        $        $
Compensation to broker/dealers
Other*


* Payment is made to the Purchasers to compensate them for having funded at the time of sale, payments to broker/dealers and underwriters.

The 12b-1 Plan was approved on July 19, 2001 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by the sole shareholder of the Fund on August 27, 2001. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan will be reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $ and $1,197.


Other Service Providers

Seligman Data Corp. ("SDC"), which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide subtransfer-agency services. Certain officers and directors of the Fund are also officers and directors of SDC.

                   Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Corporate bonds and other fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

Commissions

The Fund will not incur commissions in connection with the purchase and sale of portfolio securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

Dealer Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the fiscal year ended September 30, 2004, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock

Shares of capital stock of the Fund have a par value of $.001 and are divided into six classes, designated Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.



If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.


The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if Seligman Data Corp. ("SDC") is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account numbers and a social security or tax identification number.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


        1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

        2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

        3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales to eligible employee benefit plans are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to SDC by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;


(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;


(4)     to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors or to a "fund of funds" in the Seligman Group;

(9)     to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Fund's Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described below), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased after through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares after eight years.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Morgan Stanley DW Inc., National Planning Holdings, Inc. Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Class R

Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares at any time.

Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)     in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;

(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence; and

(8) on redemptions of Class R shares within one year after the initial purchase by an eligible benefit plan (as described in the Fund's Prospectus) that are not in connection with a plan-level termination.

If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I

Class I shares are not subject to any initial or contingent sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by a "qualified tuition program" (with the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors and certain qualified employee benefit plans offered to employees of Seligman and its affiliates.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Offering Price


When you buy or sell fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.


NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C, Class D and Class R shares will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which, in turn, will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower other expenses.


Generally, portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued either by independent pricing services based on bid prices that consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value such security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, actof of terrorism, market disruptions, intra-day trading halts, or extreme market volatility. Short-term holdings maturing in 60 days or less are valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B, Class D, Class I and Class R shares are sold at NAV(2). Using each Class's NAV at September 30, 2004 the maximum offering price of the Fund's shares is as follows:



Class A

        Net asset value and offering price per share..........................$
        Maximum sales charge (4.75% of offering price)........................
        Offering price to public..............................................$
                                                                              =

Class B

        Net asset value and offering price per share(2).......................$
                                                                              =

Class C

        Net asset value and offering price per share..........................$
        Maximum sales charge (1.00% of offering price(1)).....................
        Offering price to public..............................................$
                                                                              =

Class D

        Net asset value and offering price per share(2) ......................$
                                                                              =

Class I
        Net asset value and offering price per share .........................$
                                                                              =

Class R

        Net asset value and offering price per share(2).......................$

                                                                              =
----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under Purchase, Redemption and Pricing of Shares.
(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within on year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or when it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.


                              Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for treatment as qualified dividend income for non-corporate shareholder of for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. The tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain held for more than one year and realized or before January 1, 2009. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund is subject to a 4% nondeductible excise tax on the underdistribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year at least 98% of its capital gain net income realized during the one-year period ending September 30 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distribution Agreement, dated July 19, 2001 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2004 and 2003, amounted to $________ and $21,303 , of which $______ and $1,288 was retained in 2004 and 2003 by Seligman Advisors.

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund for the fiscal year ended September 30, 2004:

                                    Compensation on
         Net Underwriting           Redemptions and
          Discounts and               Repurchases
     Commissions (Class A and      (CDSC on Class A,
      Class C Sales Charges       Class C, Class D and     Brokerage           Other
            Retained)           Class R Shares Retained)  Commissions   Compensation (1)(2)
     ------------------------   ------------------------  -----------   -------------------
            $                   $                         $             $

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchasers based on the value of Class B shares sold. Such payments received for the fiscal year ended September 30, 2004 are reflected in the table.
(2) During the fiscal year ended September 30, 2004, Seligman Advisors received certain additional compensation pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed under "Rule 12b-1 Plan."


Other Payments

Seligman Advisors will pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors will pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.


Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                    Calculation of Yield and Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Seligman has contractually undertaken to reimburse the Fund's "Other Expenses" (i.e., those other than the management and 12b-1 fees) to the extent that they exceed 0.50% per annum of average daily net assets through December 31, 2004. Absent such reimbursements, the Fund's returns would have been lower.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or contingent deferred sales charge ("CDSC"), as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A


The annualized yield for the 30-day period ended September 30, 2004 for the Class A shares of the Fund was %. The annualized yield was computed by dividing the Fund's net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2004, which was the last day of the period. The average number of Class A shares of the Fund was , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The average annual total returns for the Class A shares of the Fund for the one-year period ended September 30, 2004 and the period from October 1, 2001 (inception) through September 30, 2004 were % and %, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed.

The cumulative total return for the Class A shares of the Fund for the period from October 1, 2001 (commencement of offering of shares) through the fiscal year ended September 30, 2004 was %. Thus, a $1,000 investment in Class A shares of the Fund made on October 1, 2001 had a value of $ on September 30, 2004.

Class B


The annualized yield for the 30-day period ended September 30, 2004 for the Class B shares of the Fund was %. The annualized yield was computed as discussed above for Class A shares. The average number of Class B shares of the Fund was , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class B shares of the Fund for the one-year period ended September 30, 2004 and the period from October 1, 2001 (inception) through September 30, 2004 were % and %, respectively. These returns were computed by assuming that all of the dividends and capital gain distributions paid by Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the applicable CDSC.

The cumulative total return for Class B shares of the Fund from the period October 1, 2001 (commencement of offering of shares) through September 30, 2004 was %. Thus, a $1,000 investment in Class B shares of the Fund made on October 1, 2001 had a value of $ on September 30, 2004.


Class C


The annualized yield for the 30-day period ended September 30, 2004 for the Class C shares of the Fund was %. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the Fund for the one-year period ended September 30, 2004 and the period from October 1, 2001 (inception) through September 30, 2004 were % and %, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions by the Fund's Class C shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Class C shares of the Fund for the period October 1, 2001 (commencement of offering of shares) through September 30, 2004 was %. Thus, a $1,000 investment in Class C shares of the Fund made on October 1, 2001 had a value of $ on September 30, 2004.


Class D


The annualized yields for the 30-day period ended September 30, 2004 for the Class D shares of the Fund was %. The annualized yields were computed as discussed above for Class A shares. The average number of Class D shares of the Fund was , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class D shares of the Fund for the one-year period ended September 30, 2004 and the period from October 1, 2001 (inception) through September 30, 2004 were % and %, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception , the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total return for the Class D shares of the Fund for the period from October 1, 2001 (commencement of offering of shares) through September 30, 2004 was %. Thus, a $1,000 investment in Class D shares of the Fund made on October 1, 2001 had a value of $ on September 30, 2004.


Class I


The annualized yield for the 30-day period ended September 30, 2004 for the Class I shares of the Fund was %. The annualized yields were computed as discussed above for Class A shares. The average number of Class I shares of the Fund was , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total return for the Class I shares of the Fund for the one-year period ended September 30, 2004, and the period from November 30, 2001 (inception) through September 30, 2004 were % and %, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class I shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of the one-year period and the period since inception, the entire amounts were redeemed.

The cumulative total return for the Class I shares of the Fund for the period November 30, 2001 (commencement of offering of shares) through September 30, 2004 was %. Thus, a $1,000 investment in Class I shares of the Fund made on November 30, 2001 had a value of $ on September 30, 2004.


Class R


The annualized yield for the 30-day period ended September 30, 2004 for the Class R shares of the Fund was %. The annualized yields were computed as discussed above for Class A shares. The average number of Class R shares of the Fund was , which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The cumulative total return for the Class R shares of the Fund for the period April 30, 2003 (commencement of offering of shares) through September 30, 2004 was %. Thus, a $1,000 investment in Class R shares of the Fund made on April 30, 2003 had a value of $ on September 30, 2004.


The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, Class D shares and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


Seligman reimbursed certain expenses of the Fund during the fiscal year ended September 30, 2004. Without these reimbursements, yields and total returns would have been lower, and the annualized yields for the 30-day period ended September 30, 2004 would have been as follows:

                  Annualized
                     Yield
Class A                %
Class B                %
Class C                %
Class D                %
Class I                %
Class R                %


                              Financial Statements


The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2004, contains a portfolio of the investments of the Fund as of September 30, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Auditors. ____, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                   APPENDIX A

             RATINGS OF FIXED-INCOME SECURITIES AND COMMERCIAL PAPER

STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES ("S&P") FIXED-INCOME SECURITIES

AAA: Fixed-income issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Fixed-income issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Fixed-income issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long-term to the adverse effects of changes in circumstances and economic conditions than fixed-income in higher rated categories.

BBB: Fixed-income issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Fixed-income issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and prepay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating C is reserved for income bonds on which no interest is being paid.

D: Fixed-income issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term fixed-income obligations with a doubtful capacity of payment.

D: Fixed-income rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (--) sign to show relative standing within its major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
FIXED-INCOME SECURITIES

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

COMMERCIAL PAPER

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior fixed-income obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of fixed-income protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

PART C. OTHER INFORMATION

Item 23.   Exhibits.

        All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which will be filed by amendment.

(a) Articles Supplementary dated April 24, 2003. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(a)(1) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on November 29, 2001.)

(a)(2) Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Registration Statement filed on June 21, 2001.)

(b) By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on January 28, 2003.)

(c) Specimen Stock Certificate. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(d) Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(e) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(e)(1) Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on January 28, 2003.)

(f) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(g) Custody Agreement between Registrant and State Street Bank and Trust Company. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(h)     Not Applicable.

(i) Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(i)(1) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on November 29, 2001.)

(i)(2) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(j)     *Consent of Independent Auditors.

(k)     Not Applicable.

PART C. OTHER INFORMATION

(l) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 1 filed on November 29, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class A, B, C, and D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

(m) Amended and Restated Administration, Shareholder Services and Distribution Plan of the Registrant. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)


(m)(2) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(8) *Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc.

(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(n) Plan of Multiple Class of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on April 29, 2003.)

(p) Amended and Restated Code of Ethics of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 3 filed on January 28, 2003.)


(Other Exhibits) (a) Power of Attorney for Robert B. Catell. (Incorporated by
                 reference to Registrant's Post-Effective Amendment No. 5 filed on January 30, 2004.)


                 (b) Powers of Attorney. (Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 filed on August 2, 2001.)

Item 24. Persons Controlled by or Under Common Control with Registrant.
         None.

Item 25. Indemnification. Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as Exhibit 23(a) to Registrant's Registration Statement, filed on Form N-1A on June 21, 2001, and Article VII of Registrant's By-laws, filed as
         Exhibit 23(b)(1) to Registrant's Registration Statement filed on January 28, 2003. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of the Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended ("Advisors Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, C and D of Form ADV, filed by Seligman, pursuant to the Advisers Act (SEC File No. 801-15798), which was filed on March 29, 2004.


Item 27. Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                             Seligman Advisors, Inc.
                             As of November 29, 2004


                (1)                         (2)                                                (3)
         Name and Principal         Positions and Offices                              Positions and Offices
         Business Address           with Underwriter                                   with Registrant
         ----------------           ----------------                                   ---------------
         William C. Morris*         Chairman of the Board and Director                 Chairman of the Board
         Brian T. Zino*             Director                                           President, Director and
                                                                                       Chief Executive Officer
         David F. Stein*            Director                                           None
         Stephen J. Hodgdon*        President and Director                             None
         Rodney G.D. Smith*         Director                                           None
         Charles W. Kadlec*         Managing Director, Chief Investment                None
                                    Strategist and Director, High Network Marketing
         Andrew S. Veasy*           Managing Director, Sales                           None
         Thomas G. Rose*            Senior Vice President, Finance                     Vice President
         James R. Besher*           Senior Vice President, Divisional                  None
                                    Sales Director
         Gerald I. Cetrulo, III*    Senior Vice President, Sales                       None
         Arthur A. Condron*         Senior Vice President, Offshore                    None
                                    Sales & Administration
         Kenneth J. Dougherty*      Senior Vice President, Sales                       None
         Jonathan G. Evans*         Senior Vice President, Sales                       None
         T. Wayne Knowles*          Senior Vice President, Divisional                  None
                                    Sales Director
         Michelle L. Rappa*         Senior Vice President, Director                    None
                                    of Marketing
         Ronald W. Pond*            Senior Vice President, Divisional Sales            None
                                    Director
         Thomas P. Parnell*         Senior Vice President, Sales
         J. Jeffery Rold*           Senior Vice President, Divisional                  None
                                    Sales Director
         Richard M. Potocki*        Managing Director, Sales                           None
         James C. Taylor*           Senior Vice President, Sales                       None
         Bruce M. Tuckey*           Senior Vice President, Sales                       None
         Daniel Molloy*             Vice President, Regional Retirement                None
                                    Plans Manager
         Matthew K. Scott           Vice President, Regional Retirement                None
                                    Plans Manager
         Anna R. Brogan*            Vice President, Regional Retirement                None
                                    Plans Manager
         Mark G. Burlingham*        Vice President Regional Retirement                 None
                                    Plans Manager
         Nicole Grogan *            Vice President, Manager, Sales                     None
                                    Administration and Planning
         Peter J. Campagna*         Vice President, Portfolio Advisory,                None
                                    Managed Money
         Jeffrey S. Dean*           Senior Vice President, Director of                 None
                                    Operations and Business Planning
         Helen Delman*              Vice President, Product Manager                    None
                                    Manager
         Matthew Witschel*          Vice President, Manager Internal                   None
                                    Sales

                             Seligman Advisors, Inc.
                             As of November 29, 2004

                (1)                         (2)                                                (3)
         Name and Principal         Positions and Offices                              Positions and Offices
         Business Address           with Underwriter                                   with Registrant
         ----------------           ----------------                                   ---------------
         Jeffery C. Pleet*          Vice President, Regional Retirement                None
                                    Plans Manager
         Dennis Geelan*             Vice President, Marketing Specialist               None
         John F. Korn*              Vice President, Retirement Marketing               None
         Dina L. Cutrone*           Vice President, Retirement Marketing               None
         Craig S. Prichard*         Vice President, Regional Sales                     None
         Nicholas C. Roberts*       Vice President, Senior National                    None
                                    Accounts Manager
         Angela M. Billick*         Vice President, Offshore                           None
         Steven J. Ralff*           Vice President, Product Manager                    None
         Paula A. Smith*            Senior Vice President, Retirement Plans            None
         John T. Szwed*             Vice President, Product Manager                    None
         Gary A. Terpening*         Vice President, Director of Business               None
                                    Development
         Edward W. Urban*           Vice President, Product Manager                    None
         Joseph J. Williams, Jr.*   Vice President, Portfolio Advisor,                 None
                                    Managed Money
         William DeSanto*           Vice President, Portfolio Advisor,                 None
                                    Managed Money
         Edward S. Finocchiaro      Vice President, Regional Sales                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Mike Loftus                Vice President, Regional Sales                     None
         1625 Larimer, Unit 1002
         Denver, CO  80202
         Judith L. Lyon             Vice President, Regional Sales                     None
         7105 Harbour Landing
         Alpharetta, GA  30005
         Leslie A. Mudd             Vice President, Regional Sales                     None
         9234 N. 115th Street
         Scottsdale, AZ  85259
         Thomas P. Parnell          Vice President, Regional Sales                     None
         1575 Edgecomb Road
         St. Paul, MN  55116
         John H. Pierucki           Vice President, Regional Sales                     None
                                    1307 Old Pond Lane
                                    Matthew, NC  28105
         John Kielmeyer*            Assistant Vice President, Regional Sales           None
         Frank J. Nasta*            Corporate Secretary                                Secretary

                             Seligman Advisors, Inc.
                             As of November 29, 2004

                (1)                         (2)                                                (3)
         Name and Principal         Positions and Offices                              Positions and Offices
         Business Address           with Underwriter                                   with Registrant
         ----------------           ----------------                                   ---------------
         Albert A. Pisano*          Vice President and Director of Compliance          None
         Katherine J. Shelter*      Treasurer                                          None
         Sandra G. Floris*          Assistant Vice President, Order Desk               None
         Keith R. Landry*           Assistant Vice President, Order Desk               None
         Marcie L. Blanco*           Vice President, Regional Retirement               None
                                    Plans Manager
         Emily Calcagno*            Assistant Vice President                           None
                                    Specialist
         Michael J. Adair*          Assistant Vice President; Regional Sales           None
         Lisa MacDonald*            Assistant Vice President, Sales                    None
                                    Administration and Planning
         David A. Bedrick*          Assistant Vice President, Retirement Plans         None
                                    Marketing Consultant
         Michael J. Ferry*          Vice President, Manager                            None
                                    Marketing Consultant
         Karen Billias*             Vice President, Manager,
                                    Marketing Consultant                               None
         Paul B. Goucher*           Assistant Corporate Secretary                      None
         James M. Curtis*           Assistant Corporate Secretary                      None
         Jennifer G. Muzzey*        Assistant Corporate Secretary                      None
         Julie S. Rosenberg*        Assistant Treasurer                                None
         Richard C. Dluzniewski*    Assistant Treasurer                                None
         Larry P. Vogel             Assistant Treasurer                                Vice President
                                                                                       And Treasurer
         Brian C. Kelleher*         Assistant Vice President, Regional                 None
                                    Sales


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)     Not applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, maintains shareholder records for the Registrant.

Item 29. Management Services. Not applicable.

Item 30. Undertakings. Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 6 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of November, 2004.


                                 SELIGMAN INVESTMENT GRADE FIXED
                                 INCOME FUND, INC.

                                 By: /s/ Brian T. Zino
                                     --------------------------------------
                                     Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to this Registration Statement has been signed below by the following persons in the capacities indicated on November 30, 2004.

Signature                        Title

/s/Brian T. Zino                 President, Director and Chief Executive Officer
------------------------------
Brian T. Zino                    (Principal Executive Officer)


/s/William C. Morris             Chairman of the Board and Director
------------------------------
William C. Morris


/s/Lawrence P. Vogel             Treasurer (Principal Financial and
------------------------------
Lawrence P. Vogel                Accounting Officer)


Robert B. Catell, Director    )
John R. Galvin, Director      )
Alice S. Ilchman, Director    )
Frank A. McPherson, Director  )
John E. Merow, Director       )
Betsy S. Michel, Director     )  /s/Brian T. Zino
                                 ------------------------------------------
Leroy C. Richie, Director     )  Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Director    )
James N. Whitson, Director    )